SECURITIES AND EXCHANGE COMMISSION
Washington DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Under Rule 14a-12.

OCULUS VISIONTECH INC.

Name of Registrant as Specified in its Charter

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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#507, 837 West Hastings Street
Vancouver, British Columbia
Canada  V6C 3N6
www.ovtz.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on November 16, 2020

Dear Stockholder:

The annual meeting of stockholders (the “Meeting”) of Oculus VisionTech Inc. (the “Company”) will be held on Monday, November 16th, 2020 at 9:00 am (Pacific Time), at Suite 507, 837 West Hasting Street, Vancouver, British Columbia, Canada.  Stockholders that wish to listen to the Meeting via teleconference, but will not be able to participate in the Meeting or vote, may use the following teleconference dial-in numbers:

(a)	Canada/USA TF: -800-319-4610;
(b)	Montreal Toll: +1-514-374-0364;
(c)	Toronto Toll: +1-416-915-3239;
(d)	Calgary Toll: +1-403-351-0324
(e)	International Toll: +1-604-638-5340

At the Meeting, stockholders will be asked:

1.	to elect Anton J. Drescher, Maurice Loverso, Rowland Perkins, Tom Perovic, Ron Wages and Fabrice Helliker to act as directors of the Company;

2.	to ratify and approve the appointment of KWCO, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	to ratify and approve the adoption of the Company’s 2020 Share Option Plan dated for reference August 28, 2020, as more particularly described in the Proxy Statement;

4.	to approve the amendment to the Company’s Articles of Incorporation to change the Company’s name to “Oculus Inc.”, or such other name as the Board of Directors shall determine;

5.	to approve, on a non-binding advisory basis, the compensation of our named executive officers;

6.	to approve, on a non-binding advisory basis, the frequency of executive compensation votes; and

7.	to transact any other business properly brought before the Meeting or any adjournment thereof.

On or about September 30, 2020, the Company mailed to all stockholders of record as of September 22, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”).  Please carefully review the Notice for information on how to access and view the Notice of Annual Meeting, Proxy Statement, Proxy Card, being the Meeting proxy materials, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report on Form 10-K”), at http://www.ovtz.com/investors/annual-general-meeting, in addition to instructions on how you may request to receive a paper or email copy of these documents.  There is no charge to you for requesting a paper copy of these documents.  Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  Only stockholders of record of the Company’s common stock at the close of business on September 22, 2020, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Meeting.  If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Meeting.  You may vote your shares of common stock in person even if you previously returned a proxy card.  Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.  Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

NOTE OF CAUTION Concerning COVID-19 Pandemic

At the date of this Notice the Company intends to hold the Meeting at the location stated above. In light of current public health guidelines concerning COVID-19, we ask Stockholders to vote their shares by proxy and not attend the Meeting in person.  Those Stockholders who do wish to attend the Meeting in person, should carefully consider and follow the instructions of the federal Public Health Agency of Canada available at: https://www.canada.ca/en/public-health/services/diseases/coronavirus-disease-covid-19.html. Stockholders should also review and follow the instructions of any regional health authorities of the Province of British Columbia, and any other health authority holding jurisdiction over the areas you must travel through to attend the Meeting.  Please do not attend the Meeting in person if you are experiencing any cold or flu-like symptoms, or if you or someone with whom you have been in close contact has travelled to/from outside of Canada within the 14 days immediately prior to the Meeting. All Stockholders are strongly encouraged to vote by submitting their completed form of Proxy as set out in the Proxy form included with Meeting proxy materials.

Any Stockholders who wish to attend the Meeting in person, are requested to please provide notice beforehand by email to ajd@ovtz.com of their intention to attend to ensure the Company can maintain physical distancing and comply with current health regulations, which regulations may limit the number of Stockholders permitted to attend the Meeting in person.  The Company will confirm via email in advance with permitted attendees.

If you attend the Meeting in person, you will be asked to register before entering the Meeting.  All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport).  If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of September 22, 2020, prior to being admitted to the Meeting.  If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of September 22, 2020, such as your most recent account statement prior to September 22, 2020, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

By Order of the Board of Directors

OCULUS VISIONTECH INC.

/s/ Anton J. Drescher

Anton J. Drescher
Chief Financial Officer, Corporate Secretary and Director

Dated:    September 30, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 2020:

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available for viewing via the Internet at:

http://www.ovtz.com/investors/annual-general-meeting

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada  V6C 3N6
www.ovtz.com

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
To be held on November 16, 2020

Information is as of September 22, 2020 (unless otherwise noted)

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Oculus VisionTech Inc. (“we”, “us”, “our”, the “Company” or “Oculus”) for use in connection with our annual meeting of our stockholders (the “Meeting”) to be held on November 16, 2020, at 9:00 a.m. (Pacific Time), at the offices of Oculus at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our Meeting proxy materials to each stockholder of record, we may furnish the Meeting proxy materials to our stockholders on the Internet.  On or about September 30, 2020, the Company mailed to all stockholders of record, as of September 22, 2020 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”).  You will receive only the Notice by mail.  You will not receive a printed copy of the Meeting proxy materials unless you specifically request printed copies from us.

Please carefully review the Notice for information on how to access our proxy materials via the Internet.  Meeting proxy materials consist of the Notice of Annual Meeting, Proxy Statement and Proxy Card (the “Meeting proxy materials”), available at http://www.ovtz.com/investors/annual-general-meeting.  You may also access our Annual Report on Form 10-K for our fiscal year ended December 31, 2019 (the “Annual Report on Form 10-K”), including our financial statements for such fiscal year.  However, our Annual Report on Form 10-K does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy vote via the Internet or over the telephone.

We have mailed only the Notice to you, and if you would like to receive a printed copy of our Meeting proxy materials or a copy of our Annual Report on Form 10-K, please follow the instructions included in the Notice for requesting such materials.  There is no charge to you for requesting a printed copy of the Meeting proxy materials or the Annual Report on Form 10-K.

Our principal offices are located at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.  Our telephone number is:  (604) 685-1017 and our website address is: www.ovtz.com.

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors.  Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services.  We will bear the expenses incurred in connection with the solicitation of proxies for the Meeting.  Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on September 22, 2020, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting.  As of the Record Date there were 86,522,569 shares of common stock issued, outstanding and entitled to vote at the Meeting.  Holders of shares of common stock are entitled to one vote at the Meeting for each share of common stock held of record as of the Record Date.  There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders.  The required quorum for the transaction of business at the Meeting is the presence in person or by proxy duly authorized, of the holders of at least twenty-five (25%) percent of the outstanding shares of stock entitled to vote as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Meeting, shares of common stock must be present at the Meeting either in person or represented by proxy.  Shares that will be counted for purposes of determining whether a quorum exists will include:

●	shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

●	shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

●	broker non-votes.

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of September 22, 2020, the Record Date for the Meeting, you may vote those shares of our common stock in person at the Meeting or by proxy in the manner described below under “Voting of Proxies”.  If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Meeting in person or by filling out and sending in a proxy in respect of the shares that you own.  Your execution of a proxy will not affect your right to attend the Meeting and to vote in person.  You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Meeting;

(b)	executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Meeting; or

(c)

attending at the Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy.  If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Meeting as set forth in the accompanying Notice of Meeting.  The shares represented by proxy will also be voted for or against such other matters as may properly come before the Meeting in the discretion of the persons named in the proxy as proxyholders.  We are currently not aware of any other matters to be presented for action at the Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6, Attention: Corporate Secretary.

Votes Required

Proposal One - Election of Directors:  The affirmative vote of the holders of a plurality of our shares of common stock represented at the Meeting in person or by proxy is required for the election of our directors.  This means that the nominees who receive the greatest number of votes for each open seat will be elected.  Votes may be cast in favor of the election of directors or withheld.  Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two – Ratification of Appointment of Independent Registered Public Accountants:  The affirmative vote of the holders of a majority of our shares of common stock represented at the Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants.  Stockholders may vote in favor or against this Proposal or they may abstain.  Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.

Proposal Three – Approval of 2020 Share Option Plan:  The affirmative vote of the holders of a majority of our shares of common stock represented at the Meeting in person or by proxy is required for the approval of the Company’s 2020 Share Option Plan.  Stockholders may vote in favor or against this Proposal or they may abstain.  Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.  Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Four – Approval of Amendment to Articles of Incorporation to change the Company’s name to “Oculus Inc.”:  The affirmative vote of the holders of a majority of our shares of common stock represented at the Meeting in person or by proxy is required for the approval of the amendment to the Company’s Articles of Incorporation to change the Company’s name to “Oculus Inc.”  Stockholders may vote in favor or against this Proposal or they may abstain.  Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.  Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Five – Say-on-Pay for Executive Compensation – Advisory Resolution:  The vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote) is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor of or against the Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Six – Frequency of Executive Compensation Votes – Advisory Resolution: The vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual meetings of stockholders is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Meeting in person or by proxy is required for the non-binding vote on frequency of executive compensation votes. Stockholders may vote to have the say-on-pay vote every year, every two years or every three years. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal. The option receiving the greatest number of votes (every one, two or three years) will be considered the frequency selected by stockholders.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting.  If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters.  The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Wyoming, our Articles of Incorporation or our Bylaws.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

●	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;
●	each nominee for election as one of our directors; or
●	any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 22, 2020, by:

●	each person who is known by us to beneficially own more than 5% of our shares of common stock; and

●	each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the related percentages are based on ● 86,522,569 shares of common stock outstanding as of September 22, 2020.

For the purposes of the information provided below, Common Shares that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following September 22, 2020, when there were deemed to be ● 86,522,569 shares of common stock (“Common Shares”) of the Company outstanding and beneficially owned by the stockholders for the purpose of computing the number of Common Shares and percentage ownership of each holder are reported below, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership
Directors and Officers:

Anton J. Drescher, Chief Financial Officer, Corporate Secretary and Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	13,704,540(2)	15.8%

Maurice Loverso, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	Nil	Nil

Rowland Perkins, President, Chief Executive Officer and Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	8,600,000(3)	9.9%

Tom Perovic, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	1,895,000(4)	2.2%

Ron Wages, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	200,000(5)	*

Fabrice Helliker, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	325,000(6)	*

All directors and executive officers as a group (6 persons)	26,380,242	30.5%

Notes:

*	Less than one percent.
(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of September 22, 2020, there were ● 86,522,569 shares of common stock of the Company issued and outstanding.

(2)	This figure represents 13,704,540 shares of common stock held directly by Anton J. Drescher.
(3)	This figure represents 8,600,000 shares of common stock held directly by Rowland Perkins.
(4)	This figure represents (i) 1,800,000 shares of common stock held by 4C Inc., an entity controlled by Tom Perovic, and (ii) 95,000 shares of common stock held directly by Mr. Perovic.
(5)	This figure represents 200,000 shares of common stock held directly by Ron Wages.
(6)	This figure represents 325,000 shares of common stock help by 14D9OCL LLC, an entity in which Fabrice Helliker has a 20% ownership interest.

ITEM 1:ELECTION OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director’s election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company.  Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director.  Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Anton J. Drescher, Maurice Loverso, Rowland Perkins, Tom Perovic, Ron Wages and Fabrice Helliker, each of whom is a current director have been nominated for election as directors.  It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of September 22, 2020, are as follows:

Name and Province or State and Country of Residence	Age	Position	Period of Service
Rowland Perkins Alberta, Canada	67	Director, President and Chief Executive Officer	Since 2005
Anton J. Drescher [1] British Columbia, Canada	63	Director, Chief Financial Officer and Corporate Secretary	Since 1994
Fabrice Helliker, Broadstone, UK	53	Director	Since 2020
Maurice Loverso [1] Quebec, Canada	59	Director	Since 2003
Tom Perovic Ontario, Canada	67	Director	Since 2011
Ron Wages [1] North Carolina, USA	57	Director	Since 2011

Note:

1      Member of audit committee.

Rowland Perkins – President, Chief Executive Officer and Director

Mr. Perkins was formerly the President & Chief Executive Officer of ebackup Inc. (2001-2015) (a private corporation), a digital cloud data service provider specializing in cloud services, data backup and business continuity. Mr. Perkins has over 45 years of business experience and 30 years with various public companies.  Mr. Perkins is a director of one other publicly trade company: Corvus Gold Inc, since August 2010, he is a former director of Xiana Mining Inc. (TSXV) from 2011 to 2018, and of International Tower Hill Mines Ltd. from 2005 to 2010.  Mr. Perkins is also a director of Blue Rhino Capital Corp. and Lamaska Capital Corp. Mr. Perkins has a degree in Economics from the University of Manitoba.

Anton J. Drescher - Chief Financial Officer, Secretary and Director

Mr. Drescher has been a Chartered Professional Accountant, Certified Management Accountant since 1981.  He is currently involved with several public companies including as: a director (since 1991) of International Tower Hill Mines Ltd., a public mining company listed on the TSX and the NYSE-MKT; a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company listed on the TSXV; a director (since 2007) and the Chief Financial Officer of Oculus VisionTech Inc., a public company involved in watermarking of film and data listed on the TSXV and the OTC Bulletin Board; a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE; a director (since 2020) of Blue Rhino Capital Corp., a public company listed on the TSXV; a director (since 2020) of Lamaska Capital Corp., a public company listed on the TSXV.  Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada.

Fabrice Helliker – Director

Mr. Helliker is currently an advisor to OCL Technologies Corp. and a long time executive and entrepreneur in the data protection and compliance market. He is currently the head of a software engineering division responsible for data protection automation and orchestration solutions for Hitachi Vantara, where he joined in 2012 upon the acquisition of a company he co-founded, Cofio Software. He was also a co-founder of BakBone Software, which was traded on the Toronto Exchange and later acquired by Quest Software Corp.

Maurice Loverso – Director

Mr. Loverso has been an independent director of Oculus since May 2003.  He has been President of 3336298 Canada Inc. since 1996, providing financial consultation services to small capital public and private companies and has been a director of Group Intercapital Inc. since 1996, assisting a small cap venture capital firm with financial advice.

Tom Perovic –Director

Mr. Perovic has over 30 years of experience in high technology management, from research and development to high-level and top development and executive positions in businesses including automotive industry, in particular in developing and releasing autonomous driving AD Perception products , and ADAS (Advanced Driver Assistance Systems), based on AI - Machine/Deep learning models, for major OEMs, including Daimler, BMW, Toyota, Honda Ford and GM, electronics (embedded hardware, imaging/video processing based products), real-time automotive grade, functional safety compliant embedded software development, running on intelligent RTOS (Real Time Operating System), sensor fusion (camera, LiDAR, Radar, ultrasonic) data capture, and real-time processed by deep learning  Neural Networks, Internet centric streaming video content (movies) watermarking products for the entertainment industry, machine vision, IP based video communications, PCB production/development equipment, professional video (TV broadcasting), Internet imaging, security video surveillance, contract manufacturing, material handling/logistics and production/distribution.  He has been a co-founder, President and CTO of ASPRO Technologies, a digital security/surveillance technology start-up from 1992-2002,  General Manager of Magna International Inc. and Global Director of Engineering at Magna Electronics (Magna Vectrics) from 2002 to 2018 where he was responsible for restructuring since a takeover, P/L, development strategy, operational team building and leadership, and since 2018 till present Sr. Director, Toronto Automotive Center of Excellence (TACoE), LeddarTech Inc, LiDAR high technology company. He established TACoE AI based AD/ADAS/Perception division of LeddarTech from scratch, including building the scientific, engineering, and vehicle integration and quality teams, OPEX and CAPEX. Tom has been instrumental in several technology companies M&A process.

Ron Wages –Director

Mr. Wages is an innovative and results-driven corporate professional with an impressive 30 year record of success in delivering record profit growth and solid project performance in multiple markets worldwide.  He is the Director, Transmission Project Controls at Duke Energy where he leads a team of project management professionals that manage a $9B portfolio of Transmission Capital Projects.  Previously, he was the founder and Chief Executive Officer of Vagues Solid State Lighting, a manufacturer of LED based lighting.  He was President and General Manager of MEMScAP Inc./JDS Uniphase, a public company in the semiconductors industry.  He managed the day-to-day operations for sales, marketing, manufacturing, legal and finance.  Mr. Wages has a B.S. in Electrical Engineering from the University of Maryland College Park and an MBA (Honors) from the University of Houston Executive MBA Program.

The Board of Directors has no reason to believe that any nominee will not serve if elected.  If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board.  Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement.  Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees of the Company other than our executive officers, however, our subsidiary, OCL Technologies Inc. (“OCL”), entered into an employment contract with Mike Johnson (age 63), who is the co-founder, President and a director of OCL, effective February 15, 2020, whereby Mr. Johnson provides product manager services for product development based on proprietary ideas developed by OCL.  The term of the contract ends on February 1, 2021, or upon a mutually agreed upon date, agreed to in writing by OCL and Mr. Johnson.  Mr. Johnson has been a director and officer of OCL since June 12, 2020.  From March 2017 to February 2020, Mr. Johnson was a Business Development Director with the Archival Solutions Division at Sony Electronics where he provided clarity and thought-leadership for introduction of PetaByte-class enterprise storage solutions to the autonomous vehicle/IoT, big data and high-performance compute markets worldwide.  Mr. Johnson obtained and undergraduate degree in Audio Engineering from SoundMaster Institute located in Hollywood, California in 1980, and obtained undergraduate degrees in Business and Computer Science from Fullerton College located in Fullerton, California in 1984.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors and officers:

1.

A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of the Board of Directors

The Company’s Board of Directors did not hold any in-person meetings during the fiscal year ended December 31, 2019; however, the Board discussed matters concerning the Company by teleconference and email during the fiscal year ended December 31, 2019 (“Fiscal 2019”).

The Company does not have a formal policy with respect to director attendance at annual stockholders’ meetings; however, all directors are encouraged to attend.  It is anticipated that two directors will attend the 2020 annual meeting of stockholders in person.

Board Independence

The Board of Directors has determined that Maurice Loverso, Tom Perovic, Ron Wages and Fabrice Helliker each qualify as independent directors under the listing standards of the NYSE American.

Board Committees

Audit Committee

The Audit Committee of the Board of Directors consists of Maurice Loverso, Anton J. Drescher and Ron Wages, who serves as Chairman.  The Board of Directors had determined that each Audit Committee member has sufficient knowledge in financial and accounting matters to serve on the Committee and that Anton J. Drescher is an “audit committee financial expert” as defined by SEC rules.

The Audit Committee meets with our independent auditors at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent auditors to be retained; oversees the independence of the independent accountants; evaluates the independent auditors’ performance; approves fees paid to independent auditors and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls.  The Audit Committee met informally by telephone conference during fiscal 2019.

The Audit Committee is primarily concerned with the effectiveness of our audits by our internal audit staff and by our independent auditors.  Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of our internal system of audit and financial controls; (4) appraising our financial reporting activities (including our Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important policies and applicable laws.  The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Schedule “A”.

Other Committees

The Board of Directors currently has no other committees.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group or a specified Board of Directors’ committee or group, including any non-employee directors as a group, either by: (i) writing to Oculus VisionTech Inc., c/o #507, 837 West Hastings Street, Vancouver, British Columbia, Canada V6C 3N6, Attention: Corporate Secretary; or (ii) by sending an e-mail message to ajd@ovtz.com.

Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to our President and CEO, the appropriate members of the Board of Directors or the entire Board of Directors depending on the nature of the communication.  Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Party Transactions

Except as described herein, none of the following parties (each a “Related Party”) has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

●	any of our directors or officers;
●	any person proposed as a nominee for election as a director;
●	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
●	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

Related Party Transactions during the year ended December 31, 2019

In 2019 and 2018, we reimbursed Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, for expenses of $25,184 and $19,552, respectively.

Related parties had cumulative advances of $129,985 and $685,421 at December 31, 2019 and 2018 respectively. During 2019 related parties were reimbursed advances of ($555,436) and had advanced to the Company $152,878 in 2018.

Our Board reviews any proposed transaction involving Related Parties and considers whether such transactions are fair and reasonable and in the Company’s best interests.

Code of Ethics

We have adopted a Code of Ethics and Corporate Disclosure Policy that applies to our directors, officers and employees and Corporate Governance Guidelines that applies to our directors and officers.  A copy of the Code of Ethics, Corporate Disclosure Policy and Corporate Governance Guidelines are posted on our website at http://www.ovtz.com.  These documents are also available in print to any shareholder who requests a copy by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company.  Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2019, our current officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

DIRECTOR AND EXECUTIVE COMPENSATION AND

OTHER TRANSACTIONS WITH MANAGEMENT

Compensation Discussion and Analysis

Overview of Compensation Program

We do not have a compensation committee.  Our Board of Directors (the “Board”) is responsible for establishing, implementing and monitoring adherence with our compensation policy.  The Board ensures that the total compensation paid to our directors, officers and employees is fair, reasonable and competitive.

During the financial year ended December 31, 2019, we had two Named Executive Officers (“NEO”) being Rowland Perkins, our Chief Executive Officer (“CEO”) and President and Anton J. Drescher, our Chief Financial Officer (“CFO”) and Corporate Secretary.

“Named Executive Officer” or “NEO” means: (a) each CEO, (b) each CFO, (c) each of the three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000; and (d) each individual who would be a NEO under (c) above but for the fact that the individual was neither an executive officer of the company, nor acting in a similar capacity, at the end of that financial year.

Employments Contracts

We do not have an employment contract with Mr. Perkins and Mr. Drescher.  We have no obligation to provide any compensation to Mr. Perkins or Mr. Drescher in the event of their resignation, retirement or termination, or a change in control of our company, or a change in any NEO’s responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our NEOs and directors.

Compensation Committee Interlocks and Insider Participation

Decisions concerning the compensation of our NEOs are made by the Board.  All members of the Board during fiscal 2019 participated in the Board’s deliberations concerning NEO compensation during the fiscal year ended December 31, 2019.

Board of Directors Report on Executive Compensation

The Board determines the compensation of our NEOs.

We intend to establish a compensation committee at such time as we are able to attract a sufficient number of outside directors to the Board.  We are unable to state when we will be able to establish a formal compensation committee.  Pending establishment of the committee, the entire Board will continue to be responsible for our executive compensation policy.

Compensation Philosophy

We must compete for, attract, develop, motivate and retain high quality executive management personnel.  In order to do so, we intend to offer a package including a competitive salary and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as our overall salary structure and financial condition.  Salary changes reflect competitive and economic trends, our overall financial performance and the performance of the individual executive.  Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to our success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of our executive officers with those of our shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers.  Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to our success, our overall performance, and prior option grants.

Compensation of the CEO

In setting the compensation payable for fiscal 2019 to our NEOs, the Board generally considered the same factors described above, as well as our current financial condition.  Given that we currently do not have any financial resources a decision was made to defer compensation to the NEOs until such time as we have sufficient funding.  The Board intends that compensation to the NEOs will be competitive with compensation paid to executive officers of similar sized companies in our industry and to reward our NEOs for directing our efforts in initiating and expanding our streaming media business.

Benefits and Perquisites

Our NEOs do not receive any benefits or perquisites other than as disclosed herein.

IRS Limits on Deductibility of Compensation

We are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to our executive officers in excess of $1.0 million.  No cash compensation was paid in fiscal 2019 to the CEO or any other executive officer.  Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m).  Because we do not currently have a compensation committee comprised solely of outside directors, we currently cannot avail ourselves of the “performance-based” compensation exemption under Section 162(m).

Members of the Board of Directors during fiscal 2019 were:

Anton J. Drescher
Maurice Loverso
Shawn Nichols
Rowland Perkins
Tom Perovic
Ron Wages

The following table sets forth compensation awarded to, earned by or paid to our NEOs.

Long Term Compensation
	Summary Compensation Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Award(s)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compen- sation
Rowland Perkins CEO	2019 2018	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-
Anton J. Drescher CFO	2019 2018	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

Outstanding Share Based Awards and Option-Based Awards

There were no outstanding share-based and option-based awards granted to our NEOs during the financial year ended December 31, 2019, and that were outstanding as at December 31, 2019.

There were no stock options exercised by the NEOs during the financial year ended December 31, 2019 and stock options held at December 31, 2019.

Certain Relationships and Related Transactions

As of December 31, 2019, we have accounts payable and accrued expenses to related parties of $129,985. During 2019, related parties were reimbursed advances made to the Company of ($555,436).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

As at December 31, 2019 there were no securities authorized for issuance under the under the Company’s existing stock option plan dated effective March 14, 2019 (the “2019 Stock Option Plan”). Since the last financial year end of December 31, 2019, as at September 22, 2020, the following securities were authorized for issuance under the 2019 Stock Option Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,600,000		5,052,256
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,600,000		5,052,256

Stock Option Plan

The Board of Directors of the Company adopted a new share option plan dated for reference August 28, 2020 (the “2020 Share Option Plan”).  The 2020 Share Option Plan, subject to shareholder approval, supersedes and replaces the 2019 Stock Option Plan, approved by shareholders at the Company’s annual general and special meeting on April 30, 2019.  The purpose of the 2020 Share Option Plan is to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company.

Previous grants will be taken into account when considering new grants under the 2020 Share Option Plan and a maximum of 10% of the number of the issued and outstanding common shares of the Company are available for issuance under the 2020 Share Option Plan.  There are currently 3,600,000 options issued under the 2019 Stock Option Plan.

A copy of the 2020 Share Option Plan is attached as Schedule “C” to this Proxy Statement and will be available for inspection at the Meeting.  See ITEM 3: APPROVAL OF 2020 SHARE OPTION PLAN below for a summary of the 2020 Share Option Plan.

Pension Plan Benefits

We have no pension plans that provide for payments or benefits at, following or in connection with retirement.

Director Compensation

We do not currently provide any compensation to our directors in their capacity as such. As a result, none of our directors received any cash compensation in any form during our most recently completed financial year.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our current or former directors, executive officers, employees, the proposed nominees for election to the Board, or their respective associates or affiliates, are or have been indebted to our company since the beginning of our last completed financial year.

MANAGEMENT CONTRACTS

Our management functions are not, to any substantial degree, performed by a person or persons other than our directors or senior officers, other than as disclosed herein.

CORPORATE GOVERNANCE

Pursuant to National Policy 58-101 Disclosure of Corporate Governance Practices, we are required to disclose certain corporate governance information as set out in Form 58-101F1 Corporate Governance Disclosure (“Form 58-101F1”).  A description of our approach to corporate governance, together with a completed Form 58-101F1, is set out in Schedule “B” to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

 ITEM 2:RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of KWCO, PC (“KWCO”) have been selected as the independent registered public accountants of the Company for the fiscal year ending December 31, 2020.  KWCO audited the Company’s financial statements for the fiscal year ended December 31, 2019 and for the fiscal year ended December 31, 2018.

In the event ratification by the stockholders of the appointment of KWCO as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

The following table presents fees for the professional audit services rendered KWCO for the audit of our annual financial statements for the years ended December 31, 2019 and 2018, and fees billed for other services rendered by KWCO during those periods.

Year ended December 31	2018 $	2019 $
Audit fees	13,700	15,400
Audit-related fees	6,125	6,845
Tax fees	0	0
All other fees	0	0
Total	19,825	22,245

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees, if applicable, are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee's policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF KWCO, PC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2020

AUDIT COMMITTEE

We are required to have an audit committee comprised of not less than three directors, a majority of whom are not officers, control persons or employees of our company or an affiliate of our company.  Our current audit committee consists of Anton J. Drescher, Maurice Loverso and Ron Wages.

Audit Committee Charter

The text of our Audit Committee Charter is attached as Schedule “A” to this Proxy Statement.

Composition of the Audit Committee and Independence

National Instrument 52-110 Audit Committees, (“NI 52-110”) provides that a member of an audit committee is “independent” if the member has no direct or indirect material relationship with a company, which could, in the view of the company’s Board, reasonably interfere with the exercise of the member’s independent judgment.

All of the members of our audit committee are independent, as that term is defined in NI 52-110, except for Anton J. Drescher, who is the Corporate Secretary and Chief Financial Officer.

Relevant Education and Experience

NI 52-110 provides that an individual is “financially literate” if he has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by a company’s financial statements.  While Maurice Loverso does not meet the criteria of “financially literate”, both Ron Wages and Anton J. Drescher are considered financially literate.  Collectively, they have many years of practical business experience, have served as a director of public companies and have experience reviewing financial statements of public companies.  The following sets out the education and experience of Rowland Perkins and Anton J. Drescher that is relevant to the performance of their responsibilities as audit committee members.

Mr. Drescher has been a Chartered Professional Accountant, Certified Management Accountant since 1981.  He is currently involved with several public companies including as: a director (since 1991) of International Tower Hill Mines Ltd., a public mining company listed on the TSX and the NYSE-MKT; a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company listed on the TSXV; a director (since 2007) and the Chief Financial Officer of Oculus VisionTech Inc., a public company involved in watermarking of film and data listed on the TSXV and the OTC Bulletin Board; a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE; a director (since 2020) of Blue Rhino Capital Corp., a public company listed on the TSXV; a director (since 2020) of Lamaska Capital Corp., a public company listed on the TSXV.  Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada.

Mr. Wages is an innovative and results-driven corporate professional with an impressive 20 year record of success in delivering record profit growth in multiple markets worldwide.  He is the founder and has been Chief Executive Officer of Vagues Solid State Lighting, a manufacturer of LED based lighting, since January 2009 As Chief Executive Officer, he developed the business strategy and full business plan including sales goals, market research, expense budgets and P&L plan.  Previously, he was President and General Manager of MEMScAP Inc./JDS Uniphase, a public company in the semiconductors industry.  He managed the day-to-day operations for sales, marketing, manufacturing, legal and finance.  Mr. Wages has a B.S. in Electrical Engineering from the University of Maryland College Park and an MBA (Honors) from the University of Houston Executive MBA Program.

Audit Committee Oversight

Since the commencement of our most recently completed fiscal year, our Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by our Board.

Reliance on Certain Exemptions

Since the commencement of our most recently completed financial year and the effective date of NI 52-110, we have not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110.  Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total amount of fees payable to the auditor in the fiscal year in which the non-audit services were provided.  Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

Our audit committee has adopted specific policies and procedures for the engagement of non-audit services which is set out in the Audit Committee Charter attached as Schedule “A” to this Proxy Statement in the section entitled “Independent Auditor”.

Exemption

We are relying on the exemption provided by Part 6.1 of NI 52-110 for Venture Issuers which allows for an exemption from Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110 and allows for the short form of disclosure of audit committee procedures set out in Form 52-110F2 and disclosed in this Circular.

ITEM 3:APPROVAL OF 2020 SHARE OPTION PLAN

At the Meeting the Board of Directors will seek shareholder approval of the 2020 Share Option Plan adopted by the Board of Directors on August 28, 2020.  The 2020 Share Option Plan supersedes and replaces the Company’s 2019 Stock Option Plan, approved by shareholders at the Company’s April 30, 2019 annual meeting.

Summary of 2020 Share Option Plan

Effective August 28, 2020, our Board of Directors authorized and approved the adoption of our 2020 Share Option Plan (the “2020 Plan”) as of such date, under which an aggregate of up to 10% of our issued and outstanding common shares may be reserved for issuance under the 2020 Plan, which includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of common shares to a Service Provider (as defined below). As described below, all options issued under our Previous Option Plan (as defined below) are covered by our 2020 Plan.

Prior to the adoption of the 2020 Plan, we had a stock option plan outstanding, the 2019 Stock Option Plan (the “Previous Option Plan”). Our Previous Option Plan allowed or an aggregate of up to 10% of our issued and outstanding common shares to be reserved for issuance under such plan.  As of August 28, 2020, 3,600,000 options were issued and outstanding under the Previous Option Plan. All outstanding options under the Previous Option Plan will be rolled into the 2020 Plan and will be counted against the number of common shares available for option under the 2020 Plan.

The purpose of the 2020 Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants (“Service Providers”) to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

The 2020 Plan is to be administered by our Board of Directors or a committee appointed by the Board of Directors, which shall determine, among other things:

●	the persons to be granted options under the 2020 Plan;
●	the number of options to be granted; and
●	the terms and conditions of the options granted.

An option may not be exercised after the termination date of the option and may be exercised following the termination of an eligible participant’s continuous service only to the extent provided by the terms of the 2020 Plan.

Based on the terms of the individual option grants, options granted under the 2020 Plan generally expire three to ten years after the grant date (with a maximum exercise period of 10 years from grant) and become exercisable over a period of one year based on continued employment, either with monthly vesting or upon achievement of pre-determined deliverables.

The 2020 Plan is subject to the following restrictions:

(a)

no Service Provider can be granted an option if that option would result in the total number of options, together with all other share compensation arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the outstanding shares unless the Company has obtained disinterested shareholder approval to do so;

(b)

the aggregate number of options granted to Service Providers conducting investor relations activities in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant; and

(c)	the aggregate number of options granted to any one consultant in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant.

Subject to the requirements of the TSX Venture Exchange (the “TSXV”) policies and the prior receipt of any necessary regulatory approval, the Board of Directors may in its absolute discretion, amend or modify the 2020 Plan or any option granted as follows:

(a)	it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)	it may change the vesting provisions of an option granted hereunder;

(c)	it may change the termination provision of an option granted hereunder which does not entail an extension beyond the original expiry date of such option;

(d)	it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(e)

if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(f)

amend this 2020 Plan (except for previously granted and outstanding options) to reduce the benefits that may be granted to Service Providers (before a particular option is granted) subject to the other terms of the 2020 Plan.

However, the Company shall obtain disinterested shareholder approval (approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to common shares beneficially owned by insiders who are Service Providers or their associates) prior to any of the following actions becoming effective:

(a)	the 2020 Plan, together with all of the Company’s other share compensation arrangements, could result at any time in:

(i)

the aggregate number of common shares reserved for issuance under options granted to insiders exceeding 10% of the outstanding shares (in the event that this 2020 Plan is amended to reserve for issuance more than 10% of the outstanding shares);

(ii)

the number of optioned shares issued to insiders within a one-year period exceeding 10% of the outstanding shares (in the event that this 2020 Plan is amended to reserve for issuance more than 10% of the outstanding shares); or,

(iii)	the issuance to any one optionee, within a 12-month period, of a number of common shares exceeding 5% of outstanding shares; or

(b)	any reduction in the exercise price of an option previously granted to an insider.

Vesting of options shall be at the discretion of the Board, and will generally be subject to: (i) the Service Provider remaining employed by or continuing to provide services to the Company or its affiliates, as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its affiliates during the vesting period; or (ii) the Service Provider remaining as a Director of the Company or its affiliates during the vesting period.

Options granted to consultants conducting investor relations activities will vest: (i) over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or (ii) such longer vesting period as the Board may determine.

If a takeover bid is made to the shareholders, all options issued to directors, officers, employees and consultants that are not yet fully vested will immediately become fully vested, unless such options are subject to vesting restrictions in accordance with TSXV policies.

In the event of a change of control occurring, options granted and outstanding, which are subject to vesting provisions, shall be deemed to have immediately vested upon the occurrence of the change of control, excluding options granted to a person engaged in investor relations activities.

Should the expiry date for an option fall within a blackout period, or within nine (9) business days following the expiration of a blackout period, such expiry date shall, subject to approval of the TSXV (or the NEX, as the case may be), be automatically extended without any further act or formality to that day which is the tenth (10th) business day after the end of the blackout period, such tenth business day to be considered the expiry date for such option for all purposes under the 2020 Plan.

No option may be exercised after the earlier of the date the Service Provider has left his employ/office and the date that the Service Provider has been advised by the Company that his services are no longer required or his service contract has expired, except as follows:

(a)

in the case of the death of an optionee, any vested option held by him at the date of death will become exercisable by the optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such optionee and the date of expiration of the term otherwise applicable to such option;

(b)

Options granted to a Service Provider conducting investor relations activities will expire 90 days after the termination date, but only to the extent that such option has vested as at the termination date;

(c)

any Option granted to an optionee other than one conducting investor relations activities will expire one year after the termination date, but only to the extent that such option has vested as at the termination date; and

(d)

in the case of an optionee being dismissed from employment or service for cause, such optionee’s Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

The foregoing summary of the 2020 Share Option Plan is not complete and is qualified in its entirety by reference to the 2020 Share Option Plan, a copy of which has been included as Schedule “C” to this Proxy Statement.  The 2020 Share Option Plan will also be available for inspection at the Meeting.

2020 Share Option Plan Resolution

Accordingly, the Company is asking our shareholders to indicate their support for the adoption of the 2020 Share Option Plan as described in this Proxy Statement by voting “FOR” the following resolution at the Meeting:

“RESOLVED that the Company’s 2020 Share Option Plan, dated for reference August 28, 2020 and substantially in the form attached as Schedule “C” to the Company’s Schedule 14A Proxy Statement, be and is hereby ratified and approved until the next annual meeting of the shareholders.”

In order to be effective, the 2020 Share Option Plan Resolution must be approved by a majority of the votes cast in person or by proxy at the Meeting.

The Board of Directors unanimously recommends a vote “FOR” the 2020 Share Option Plan Resolution.

ITEM 4:APPROVAL OF NAME CHANGE

At the Meeting, the Board of Directors will seek shareholder approval of an amendment to the Company’s Articles of Incorporation pursuant to the following resolution authorizing the Board of Directors to effect the change of name of the Company to “Oculus Inc.” or any such other name as the Board of Directors and applicable regulatory authorities may approve (the “Name Change Resolution”):

“WHEREAS, the Company proposes to change its name to “Oculus Inc.” or to such other name as the Board of Directors of the Company and applicable regulatory authorities may approve (the “Name Change”);

RESOLVED that:

1.

any one director of the Company, is hereby authorized and directed to execute all instruments, documents, Articles of Amendment to the Articles of Incorporation, or Bylaws of the Company as in their opinion may be necessary or desirable in order to give effect to the Name Change Resolution; and

2.

notwithstanding the approval of the Shareholders of the Company as herein provided, the Board of Directors of the Company may, in their sole discretion, revoke this resolution before it is acted upon, without further approval of the Shareholders of the Company.”

In order to be effective, the Name Change Resolution must be approved by a majority of the votes cast in person or by proxy at the Meeting.

The Board of Directors unanimously recommends a vote “FOR” the Name Change Resolution.

 ITEM 5:non-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company’s stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules.  This Item 5, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole.  This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Our Board of Directors has determined to hold such votes every two years until the next vote on the frequency of say-on-pay votes.  Accordingly, the next say-on-pay votes will be held at the Company’s annual meeting of stockholders to be held in 2022.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee, if any, or our Board of Directors.  The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee, if any, or our Board of Directors will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond.  Our Board of Directors values the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders’ concerns and will share them with the Board of Directors, which will evaluate whether any actions are necessary to address those concerns.

The key points of our executive compensation program are set forth in the “Director and Executive Compensation and Other Transactions with Management” section of this Proxy Statement.

Stockholder Approval of Say-on-Pay Resolution

We believe that the information provided above and within the Director and Executive Compensation and Other Transactions with Management section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.  Accordingly, the Company is asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Meeting and entitled to vote on the matter.  Abstentions will have the same effect as votes against this Item 5.  Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Item 5.  Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Item 5.  However, broker non-votes will not affect the outcome of the voting on this Item 5 because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Meeting (as opposed to a majority of the shares outstanding).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ITEM 6:non-BINDING VOTE ON THE FREQUENCY OF THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION

As described in Item 6 above, the Company’s stockholders are being provided the opportunity to cast votes on a non-binding advisory resolution concerning the compensation of the Company’s Named Executive Officers. The advisory vote on executive compensation described in Item 6 is commonly referred to as a “say-on-pay” vote. Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC also enables the Company's stockholders to indicate, at least once every six years, how frequently the Company should seek a non-binding advisory “say-on-pay” vote.

This Item 6 affords stockholders the opportunity to cast votes on a non-binding advisory resolution concerning how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or a special stockholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Stockholders have the option, under this Item 6, to choose to vote either to have the say-on-pay vote every year, or every two years or every three years.

Our Board of Directors believes that say-on-pay votes should be conducted every two years so that our stockholders may provide us with their direct feedback on our named executive officer compensation decisions, as disclosed in our proxy statement each year. If say-on-pay votes are held less frequently than every two years, then it would be more difficult for us to understand which compensation decisions are supported by our stockholders and which are not.

The Board of Directors makes decisions regarding the Company’s executive compensation program, so they value the opinions expressed by shareholders in these votes and will consider the outcome of these votes in making their decisions on executive compensation.

We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

Stockholder Approval of Frequency of Say-on-Pay Vote

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Company or the Board of Directors in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS EVERY TWO YEARS AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION. THE OPTION RECEIVING THE GREATEST NUMBER OF VOTES (EVERY ONE, TWO OR THREE YEARS) WILL BE CONSIDERED THE FREQUENCY SELECTED BY STOCKHOLDERS.

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2021 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act.  To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company’s principal offices by the Corporate Secretary of the Company no later than June 2, 2021.  Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2021 must submit such proposal to the Company on or before July 13, 2021, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act.  We file reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

We will mail to any shareholder, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.  Requests should be sent to Oculus VisionTech Inc., #507, 837 West Hastings Street, Vancouver, BC, V6C 3N6, Attention: Corporate Secretary.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing authorized by our Board of Directors.

DATED at Vancouver, British Columbia, this 30th day of September, 2020.

ON BEHALF OF THE BOARD OF OCULUS VISIONTECH INC. /s/ Anton J. Drescher Anton J. Drescher, Chief Financial Officer, Corporate Secretary and Director

schedule “a”
Charter of the Audit Committee of the Board Of Directors

PURPOSE

The Audit Committee (the “Committee”) of Oculus VisionTech Inc. (“Oculus”) is a committee of the Board of Directors with the responsibility under the governing legislation of Oculus to review the financial statements, accounting policies and reporting procedures of Oculus.

The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by Oculus to any governmental body or the public, the systems of internal controls of Oculus regarding finance, accounting and legal compliance that management and the Board of Directors have established, and the auditing, accounting and financial reporting processes of Oculus generally.  Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the policies, procedures and practices at all levels of Oculus.

The primary duties and responsibilities of the Committee are to:

■	Serve as an independent and objective party to monitor the financial reporting process and the system of internal controls of Oculus.

■	Monitor the independence and performance of the auditor of Oculus (the “Auditor”) and the internal audit function of Oculus.

■	Provide an open avenue of communication among the Auditor, financial and senior management and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities set out in Section 4 of this Charter.

COMPOSITION

■

The Committee shall be comprised of two or more directors as determined by the Board of Directors.  The composition of the Committee shall adhere to all applicable corporate and securities laws and all requirements of the stock exchanges on which shares of Oculus are listed.  In particular, the composition of the Committee shall be in accordance with the U.S. Securities Exchange Act of 1934, as amended, and the required qualifications and experience of the members of the Committee, subject to any exemptions or other relief that may be granted from time to time.

■

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in accordance with applicable laws and all requirements of the stock exchanges on which shares of Oculus are listed.

■

Members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors held immediately after the annual meeting of shareholders or such other times as shall be determined by the Board of Directors and shall serve until the next such meeting or until their successors shall be duly elected and qualified.

■

Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director.  Subject to the foregoing, each member of the Committee shall hold such office until the next annual meeting of shareholders after his or her election as a member of the Committee.

■	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

MEETINGS

■

The Committee may appoint one of its members to act as Chairman of the Committee.  The Chairman will appoint a secretary who will keep minutes of all meetings (the “Secretary”).  The Secretary does not have to be a member of the Committee or a director and can be changed by written notice from the Chairman.

■

No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a consent resolution in writing signed by all members of the Committee.  A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum.

■

The Committee will meet as many times as is necessary to carry out its responsibilities, but in no event will the Committee meet less than four times a year.  The Committee shall meet at least once annually with the Auditor.  As part of its duty to foster open communication, the Committee should meet at least annually with management and the Auditor in separate executive sessions to discuss any matters that the Committee or each of these parties believe should be discussed privately.  In addition, the Committee shall meet with the Auditor and management at least quarterly to review the financial statements of Oculus.

■

The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Chairman, unless otherwise provided for in the By-Laws of Oculus or otherwise determined by resolution of the Board of Directors.

■

The Committee may invite to, or require the attendance at, any meeting of the Committee, such officers and employees of Oculus, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities.  They should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

■

Subject to the provisions of the governing legislation of Oculus and applicable regulations the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee.  In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

■	Review and recommend for approval to the Board of Directors of Oculus any revisions or updates to this Charter. This review should be done periodically, but at least annually, as conditions dictate.

■	Review the interim unaudited quarterly financial statements and the annual audited financial statements, and the related press releases of Oculus and report on them to the Board of Directors.

■

Satisfy itself, on behalf of the Board of Directors, that the unaudited quarterly financial statements and annual audited financial statements of Oculus are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

■

Satisfy itself, on behalf of the Board of Directors, that the information contained in the quarterly financial statements of Oculus, annual report to shareholders and similar documentation required pursuant to the laws of the United States does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

■	Review any reports or other financial information of Oculus submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the Auditor.

2

■	Review, and if deemed advisable, approve all related party transactions as defined in the governing legislation of Oculus.

■

Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of Oculus and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of Oculus with the officers and auditors of Oculus and its subsidiaries and the Auditor; (iii) to commission reports or supplemental information relating to the financial information; (iv) to require the Auditor to attend any or every meeting of the Committee; and (v) to engage such independent counsel and other advisors as are necessary in the determination of the Committee.

■

Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of Oculus and its affiliates or the reporting related to it as the Board of Directors may from time to time see fit.

INDEPENDENT AUDITOR

■

Be directly and solely responsible for the appointment, compensation, and oversight of the work of the Auditor of Oculus upon shareholder approval of the appointment, with such Auditor being ultimately accountable to the shareholders, the Board of Directors and the Committee.

■	Act as the Auditor’s channel of direct communication to Oculus. In this regard, the Committee shall, among other things, receive all reports from the Auditor of Oculus, including timely reports of:

all critical accounting policies and practices to be used;

■

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of Oculus, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor of Oculus; and

■	other material written communications between the Auditor and the management of Oculus, including, but not limited to, any management letter or schedule of unadjusted differences.

■

Satisfy itself, on behalf of the Board of Directors that the Auditor is “independent” of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies.  In furtherance of the foregoing, the Committee shall request that the Auditor at least annually provide a formal written statement delineating all relationships between the Auditor and Oculus, and request information from the Auditor and management to determine the presence or absence of a conflict of interest.  The Committee shall actively engage the Auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor.  The Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the Auditor.

■

Be responsible for pre-approving all audit and non-audit services provided by the Auditor; provided, however, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

■	Review the performance of the Auditor and make recommendations to the Board of Directors as to whether or not to continue to engage the Auditor.

■	Determine and review the remuneration of the Auditor and any independent advisors (including independent counsel) to the Committee.

■

Satisfy itself, on behalf of the Board of Directors, that the internal audit function has been effectively carried out and that any matter which the Auditor wishes to bring to the attention of the Board of Directors has been addressed and that there are no “unresolved differences” with the Auditor.

3

FINANCIAL REPORTING PROCESS AND RISK MANAGEMENT

■	Review the audit plan of the Auditor for the current year and review advice from the Auditor relating to management and internal controls and the responses of Oculus to the suggestions made put forth.

■	Monitor the internal accounting controls, informational gathering systems and management reporting on internal controls of Oculus.

■	Review with management and the Auditor the relevance and appropriateness of the accounting policies of Oculus and review and approve all significant changes to such policies.

■

Satisfy itself, on behalf of the Board of Directors, that Oculus has implemented appropriate systems of internal control over financial reporting and the safeguarding of the assets of Oculus and other “risk management” functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the assets of Oculus, management, financial and business operations and the health and safety of employees and that these systems are operating effectively.

■	Review and approve the investment and treasury policies of Oculus and monitor compliance with such policies.

■

Establish procedures for the receipt and treatment of (i) complaints received by Oculus regarding accounting, controls, or auditing matters and (ii) confidential, anonymous submissions by employees of Oculus as to concerns regarding questionable accounting or auditing.

LEGAL AND REGULATORY COMPLIANCE

■	Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by Oculus and remitted to the appropriate authorities.

■

Without limiting its rights to engage counsel generally, review, with the principal legal external counsel of Oculus, any legal matter that could have a significant impact on the financial statements of Oculus.

■	Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed. Budgets.

■	Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

GENERAL

■	Perform any other activities consistent with this Charter, the By-laws of Oculus and governing law, as the Committee or the Board of Directors deem necessary or appropriate.

4

ScHEDULE “B”

Corporate Governance Disclosure

National Instrument 58-101, Disclosure of Corporate Governance Practices, requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”) adopted in National Policy 58-201.  These Guidelines are not prescriptive, but have been used by us in adopting our corporate governance practices.  Our approach to corporate governance is set out below.

Mandate and Responsibility of the Board of Directors

Our Board of Directors is responsible for supervising management in carrying on the business and affairs of our company.  Directors are required to act and exercise their powers with reasonable prudence in our best interests.  The Board of Directors agrees with and confirms its responsibility for overseeing management’s performance in the following particular areas: our strategic planning process; identification and management of the principal risks associated with our business; planning for succession of management; our policies regarding communications with our shareholders and others; and the integrity of our internal controls and management information systems.

In carrying out its mandate, the Board of Directors relies primarily on management to provide it with regular detailed reports on our operations and our financial position.  The Board of Directors reviews and assesses these reports and other information provided to it at meetings of the full Board of Directors and of its committees.  Our CEO is a member of the Board of Directors, giving the Board of Directors direct access to information on all areas of responsibility.

The independent directors do not hold separate meetings at which members of management are absent.

Composition of the Board of Directors

The Board of Directors facilitates its exercise of independent supervision over our management through frequent communication with the Board of Directors.

The Board of Directors is comprised of six directors, of whom Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages are independent.  Rowland Perkins is not independent since he serves as President and CEO and Anton J. Drescher is not independent as he serves as Corporate Secretary and Chief Financial Officer.

Directorships

Certain of the directors are also directors of other reporting issuers, as follows:

Director	Other Reporting Issuers
Rowland Perkins	Blue Rhino Capital Corp. Corvus Gold Inc. Lamaska Capital Corp.
Anton J. Drescher	Blue Rhino Capital Corp. Corvus Gold Inc. International Tower Hill Mines Ltd. Lamaska Capital Corp. Xiana Mining Inc. CENTR Brands Corp.
Fabrice Helliker	N/A
Maurice Loverso	N/A
Tom Perovic	N/A
Ron Wages	N/A

Meetings Attended Out of Meetings Held

During fiscal 2019, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on three (3) occasions.  During fiscal 2018, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on four (4) occasions.

Orientation and Continuing Education

The Board of Directors does not have any formal policies with respect to the orientation of new directors nor does it take any measures to provide continuing education for the directors.  At this stage of our development the Board of Directors does not feel it necessary to have such policies or programs in place.  New directors are provided with access to our recent, publicly filed documents and our internal financial information, are provided with access to management and technical experts and consultants and a summary of significant corporate and securities responsibilities.

Members of the Board of Directors are encouraged to communicate with management, auditors and technical consultants, to keep themselves current with industry trends and developments and changes in legislation with management’s assistance and to attend related industry seminars and visit our offices.  Members of the Board of Directors have full access to our records.

Ethical Business Conduct

Our Board of Directors currently has a written code of ethics and views good corporate governance as an integral component to our success.  In addition, our Board of Directors monitors on an ongoing basis the activities of management to ensure that the highest standard of ethical conduct is maintained.  The Board of Directors views good corporate governance as an integral component to its success and to meet its responsibilities to shareholders.  As we do not have a large number of officers and consultants, the Board of Directors is able to monitor on an ongoing basis the activities of management and to ensure that the highest standard of ethical conduct is maintained.

Board of Directors Approvals and Review

No formal description has yet been established of the types of decisions by us which will require prior Board of Directors approval.  To date, all substantive decisions involving acquisitions, major financings, major asset sales, budgets and major business initiatives have been referred to the Board of Directors.  As and when our activities evolve beyond the early stages of exploration and development for mineral interests, review and approval criteria will be further considered and specific dollar capital amounts established.

Nomination of Directors

The Board of Directors considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the duties of the Board of Directors effectively and to maintain a diversity of view and experience.

The Board of Directors does not currently have a nominating committee.  Nominating committee functions are currently performed by the Board of Directors as a whole.  However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

Position Descriptions

The Board of Directors has not developed written position descriptions for the Chairman of the Board of Directors, a Chairman of a Committee of the Board of Directors, or the Chief Executive Officer.  The Board of Directors is of the view that given our size, the relatively frequent discussions between members of the Board of Directors and the CEO, and the experience of the individual members of the Board of Directors, the responsibilities of such individuals are known and understood without position descriptions being recorded in writing.  The Board of Directors will evaluate this position from time to time and if written position descriptions appear to be justified, they will be prepared.

2

Compensation

Our independent directors, Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages, have the responsibility for determining compensation for the directors and senior management and the quantity and quality of the Board of Directors compensation is reviewed on an annual basis.  To determine compensation payable, the independent directors review compensation paid to directors, CEOs and CFOs of companies of similar size and at a similar stage of development in our industry and determine an appropriate compensation reflecting the need to provide incentive and compensation for the time and effort expended by the directors and senior management while taking into account our financial and other resources.  In setting the compensation, the independent directors annually review the performance of the CEO and CFO in light of our objectives and consider other factors that may have impacted our success in achieving our objectives.

At present, we are not paying any compensation to the directors and senior management.  We may in the future grant incentive stock options.  The number of options to be granted is determined by the Board of Directors as a whole, which allows the independent directors to have input into compensation decisions.  At this time, we do not believe our size and limited scope of operations requires a formal compensation committee.

Description of Board Committees

At the present time, our only standing committee is the Audit Committee.  As our directors are actively involved in our operations, and the size of our operations does not warrant a larger Board of Directors, the Board of Directors has determined that additional committees are not necessary at this stage of our development.

The written charter of the Audit Committee, as required by NI 52-110, is contained in Schedule “A” to this Proxy Statement.  As we grow, and our operations and management structure become more complex, the Board of Directors expects it will constitute formal standing committees, such as a Corporate Governance Committee, a Compensation Committee and a Nominating Committee, and will ensure that such committees are governed by written charters and are composed of at least a majority of independent directors.

Assessments

Our Board of Directors does not consider that formal assessments would be useful at this stage of our development.  The Board of Directors conducts informal annual assessments of the Board’s effectiveness, the individual directors and of our Audit Committee.  To assist in its review, the Board of Directors conducts informal surveys of its directors about assessment of the functioning of the Board.  As part of the assessments, the Board of Directors or the individual committee may review its mandate and conduct reviews of applicable corporate policies.

3

SCHEDULE “C”
2020 Option Plan

2020 SHARE OPTION PLAN

For:

OCULUS VISIONTECH INC.

Oculus VisionTech Inc.
#507 – 837 West Hastings St.,
Vancouver, British Columbia,
Canada, V6C 3N6

OCULUS VISIONTECH INC.
(the “Company”)

2020 SHARE OPTION PLAN

Dated for reference effective on August 28, 2020

ARTICLE 1

PURPOSE AND INTERPRETATION

Purpose and Entire Plan

1.1          The purpose of this Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the TSX Venture Policies (or, if applicable, the NEX Policies) and any inconsistencies between this Plan and the TSX Venture Policies) (or, if applicable, the NEX Policies) will be resolved in favour of the latter.

1.2          This Plan supersedes and replaces each of the Company’s previously ratified stock option plans and including, without limitation, the Company’s most recent and existing “2019 Share Option Plan”, dated as ratified by the Board of the Company on March 14, 2019, except that any “Options” theretofore granted by the Company under its 2019 Share Option Plan are necessarily brought forward by the Company under this Plan without restriction by the terms and conditions of this Plan going forward.

Definitions

1.3          In this Plan:

(a)	“Affiliate” means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

(b)	“Associate” has the meaning set out in the Securities Act;

(c)

“Black-out Period” means an interval of time during which the Company has determined that one or more Participants may not trade any securities of the Company because they may be in possession of undisclosed material information pertaining to the Company, or when in anticipation of the release of quarterly or annual financials, to avoid potential conflicts associated with a company’s insider-trading policy or applicable securities legislation, (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an Insider, that Insider, is subject);

(d)	“Board” means the board of directors of the Company or any committee thereof duly empowered or authorized to grant Options under this Plan;

(e)	“Change of Control” includes situations where after giving effect to the contemplated transaction and as a result of such transaction:

(i)	any one Person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company, or,

(ii)

any combination of Persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, holds in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor, where such Person or combination of Persons did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any Person or combination of Persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, holding more than 20% of the voting shares of the Company or resulting company is deemed to materially affect control of the Company or resulting company;

(f)	“Common Shares” means common shares without par value in the capital of the Company providing such class is listed on the TSX Venture (or the NEX, as the case may be);

(g)	“Company” means the company named at the top hereof and includes, unless the context otherwise requires, all of its Affiliates and successors according to law;

(h)	“Consultant” means an individual or Consultant Company, other than an Employee, or a Director of the Company that:

(i)

is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or an Affiliate of the Company, other than services provided in relation to a Distribution;

(ii)	provides the services under a written contract between the Company or an Affiliate and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv)	has a relationship with the Company or an Affiliate of the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

(i)	“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(j)	“Directors” means the directors of the Company as may be elected from time to time;

(k)	“Discounted Market Price” has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(l)

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to Common Shares beneficially owned by Insiders who are Service Providers or their Associates;

(m)	“Distribution” has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;

(n)	“Effective Date” for an Option means the date of grant thereof by the Board;

(o)	“Employee” means:

(i)	an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or a subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

(p)	“Exchange Hold Period” has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(q)	“Exercise Price” means the amount payable per Common Share on the exercise of an Option, as determined in accordance with the terms hereof;

(r)	“Expiry Date” means the day on which an Option lapses as specified in the Option Commitment therefore or in accordance with the terms of this Plan;

(s)	“Insider” means an insider as defined in the TSX Venture Policies or as defined in securities legislation applicable to the Company;

(t)	“Investor Relations Activities” has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(u)

“Management Company Employee” means an individual employed by a Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities;

(v)

“NEX” means a separate board of the TSX Venture for companies previously listed on the TSX Venture or the Toronto Stock Exchange which have failed to maintain compliance with the ongoing financial listing standards of those markets;

(w)	“NEX Issuer” means a company listed on the NEX;

(x)	“NEX Policies” means the rules and policies of the NEX as amended from time to time;

(y)	“Officer” means a Board appointed officer of the Company;

(z)	“Option” means the right to purchase Common Shares granted hereunder to a Service Provider;

(aa)	“Option Commitment” means the notice of grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule A attached hereto;

(bb)	“Optioned Shares” means Common Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

(cc)	“Optionee” means the recipient of an Option hereunder;

(dd)	“Outstanding Shares” means at the relevant time, the number of issued and outstanding Common Shares of the Company from time to time;

(ee)	“Participant” means a Service Provider that becomes an Optionee;

(ff)	“Person” includes a company, any unincorporated entity, or an individual;

gg)	“Plan” means this “2020 Share Option Plan”, the terms of which are set out herein or as may be amended;

(hh)	“Plan Shares” means the total number of Common Shares which may be reserved for issuance as Optioned Shares under the Plan as provided in §2.2;

(ii)	“Regulatory Approval” means the approval of the TSX Venture and any other securities regulatory authority that has lawful jurisdiction over the Plan and any Options issued hereunder;

(jj)

“Regulatory Authorities” means all organized trading facilities on which the Plan Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder;

(kk)	“Securities Act” means the Securities Act, R.S.B.C. 1996, c. 418, or any successor legislation;

(ll)

“Service Provider” means a Person who is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant, and also includes a company, 100% of the share capital of which is beneficially owned by one or more Service Providers;

(mm)

“Share Compensation Arrangement” means any Option under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;

(nn)	“Shareholder Approval” means approval by a majority of the votes cast by eligible shareholders of the Company at a duly constituted shareholders’ meeting;

(oo)	“Take Over Bid” means a take over bid as defined in subsection 92(1) of the Securities Act or the analogous provisions of securities legislation applicable to the Company;

(pp)	“Termination Date” has the meaning ascribed thereto in §3.10;

(qq)	“TSX Venture” means the TSX Venture Exchange and any successor thereto; and

(rr)	“TSX Venture Policies” means the rules and policies of the TSX Venture as amended from time to time.

(ss)

“U.S. person” has the meaning set forth in Rule 902(k) of Regulation S under the U.S. Securities Act. Without limiting the foregoing, but for greater clarity, a U.S. person includes, subject to the exclusions set forth in Regulation S:  (a) any natural person resident in the United States; (b) any partnership, limited liability company or corporation organized or incorporated under the laws of the United States; (c) any estate or trust of which any executor, administrator or trustee is a U.S. person; (d) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (e) any partnership or corporation organized or incorporated under the laws of any non U.S. jurisdiction which is formed by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts.

(tt)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

Other Words and Phrases

1.4          Words and phrases used in this Plan but which are not defined in the Plan, but are defined in the TSX Venture Policies (and, if applicable, the NEX Policies), will have the meaning assigned to them in the TSX Venture Policies (and, if applicable, the NEX Policies).

Gender

1.5          Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

Article 2 SHARE OPTION PLAN

Establishment of the Share Option Plan

2.1          The Plan is hereby established to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Maximum Plan Shares

2.2          The maximum aggregate number of Plan Shares that may be reserved for issuance under the Plan at any point in time is 10% of the Outstanding Shares at the time Plan Shares are reserved for issuance as a result of the grant of an Option, less any Common Shares reserved for issuance under share options granted under Share Compensation Arrangements other than this Plan, unless this Plan is amended pursuant to the requirements of the TSX Venture Policies (and, if applicable, NEX Policies).

Eligibility

2.3          Options to purchase Common Shares may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are not individuals will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its securities, or to issue more of its securities (so as to indirectly transfer the benefits of an Option), as long as such Option remains outstanding, unless the written permission of the TSX Venture and the Company is obtained.

Options Granted Under the Plan

2.4          All Options granted under the Plan will be evidenced by an Option Commitment in the form attached as Schedule A, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Exercise Price.

2.5          Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Limitations on Issue

2.6 Subject to §2.10, the following restrictions on issuances of Options are applicable under the Plan:

(a)

no Service Provider can be granted an Option if that Option would result in the total number of Options, together with all other Share Compensation Arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the Outstanding Shares unless the Company has obtained Disinterested Shareholder Approval to do so;

(b)

the aggregate number of Options granted to Service Providers conducting Investor Relations Activities in any 12-month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant; and

(c)	the aggregate number of Options granted to any one Consultant in any 12-month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant.

Options Not Exercised

2.7          In the event an Option granted under the Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issuance.

Powers of the Board

2.8          The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to

(a)	allot Common Shares for issuance in connection with the exercise of Options;

(b)	grant Options hereunder;

(c)

subject to any necessary Regulatory Approval, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the prior written consent of all Optionees, alter or impair any Option previously granted under the Plan unless the alteration or impairment occurred as a result of a change in the TSX Venture Policies or the Company’s tier classification thereunder; and

(d)

delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.

Amendment of the Plan by the Board of Directors

2.9          Subject to the requirements of the TSX Venture Policies and the prior receipt of any necessary Regulatory Approval, the Board may in its absolute discretion, amend or modify the Plan or any Option granted as follows:

(a)	it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)	it may change the vesting provisions of an Option granted hereunder;

(c)	it may change the termination provision of an Option granted hereunder which does not entail an extension beyond the original Expiry Date of such Option;

(d)	it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(e)

if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSX Venture, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(f)

amend this Plan (except for previously granted and outstanding Options) to reduce the benefits that may be granted to Service Providers (before a particular Option is granted) subject to the other terms hereof.

Terms or Amendments Requiring Disinterested Shareholder Approval

2.10        The Company shall obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

(a)	the Plan, together with all of the Company’s other Share Compensation Arrangements, could result at any time in:

(i)

the aggregate number of Common Shares reserved for issuance under Options granted to Insiders exceeding 10% of the Outstanding Shares (in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares);

(ii)

the number of Optioned Shares issued to Insiders within a one-year period exceeding 10% of the Outstanding Shares (in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares); or,

(iii)	the issuance to any one Optionee, within a 12-month period, of a number of Common Shares exceeding 5% of Outstanding Shares; or

(iv)	any reduction in the Exercise Price of an Option previously granted to an Insider.

Options Granted Under the Company’s Previous Share Option Plans

2.11        Any option granted pursuant to a stock option plan previously adopted by the Board which is outstanding at the time this Plan comes into effect shall be deemed to have been issued under this Plan and shall, as of the date this Plan comes into effect, be governed by the terms hereof.

Article 3 TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1          The Exercise Price of an Option will be set by the Board on the Effective Date of the Option and cannot be less than the Discounted Market Price.

Term of Option

3.2          An Option can be exercisable for a maximum of 10 years from the Effective Date.

Option Amendment

3.3         Subject to §2.10(b), the Exercise Price of an Option may be amended only if at least six (6) months have elapsed since the later of the Effective Date, the date the Common Shares commenced trading on the TSX Venture, and the date of the last amendment of the Exercise Price.

3.4          An Option must be outstanding for at least one year before the Company may extend its term, subject to the limits contained in §3.2.

3.5          Any proposed amendment to the terms of an Option must be approved by the TSX Venture prior to the exercise of such Option.

Vesting of Options

3.6          Subject to §3.7, vesting of Options shall be at the discretion of the Board, and will generally be subject to:

(a)

the Service Provider remaining employed by or continuing to provide services to the Company or any of its Affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or any of its Affiliates during the vesting period; or

(b)	the Service Provider remaining as a Director of the Company or any of its Affiliates during the vesting period.

Vesting of Options Granted to Consultants Conducting Investor Relations Activities

3.7          Notwithstanding §3.6, Options granted to Consultants conducting Investor Relations Activities will vest:

(a)

over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

(b)	such longer vesting period as the Board may determine.

Effect of Take Over Bid

3.8          If a Take Over Bid is made to the shareholders, all options issued to directors, officers, employees and consultants that are not yet fully vested will immediately become fully vested, unless such options are subject to vesting restrictions in accordance with TSX Venture policies.

3.9          If a Take Over Bid is made to the shareholders generally then the Company shall, immediately upon receipt of notice of the Take Over Bid, notify each Optionee currently holding an Option of the Take Over Bid, with full particulars thereof whereupon such Option may, subject to receipt of Regulatory Approval and notwithstanding §3.6, §3.7 and §3.7 be immediately exercised in whole or in part by the Optionee.

Acceleration of Vesting on Change of Control

3.10        In the event of a Change of Control occurring, Options granted and outstanding, which are subject to vesting provisions, shall be deemed to have immediately vested upon the occurrence of the Change of Control, excluding Options granted to a Person engaged in Investor Relations Activities.

Extension of Options Expiring During Blackout Period

3.11        Should the Expiry Date for an Option fall within a Blackout Period, or within nine (9) Business Days following the expiration of a Blackout Period, such Expiry Date shall, subject to approval of the TSX Venture (or the NEX, as the case may be), be automatically extended without any further act or formality to that day which is the tenth (10th) Business Day after the end of the Blackout Period, such tenth Business Day to be considered the Expiry Date for such Option for all purposes under the Plan. Notwithstanding §2.8, the tenth Business Day period referred to in this §3.10 may not be extended by the Board.

Optionee Ceasing to be Director, Employee or Service Provider

3.12       No Option may be exercised after the earlier of the date the Service Provider has left his employ/office and the date that the Service Provider has been advised by the Company that his services are no longer required or his service contract has expired (the “Termination Date”), except as follows:

(a)

in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b)

Options granted to a Service Provider conducting Investor Relations Activities will expire 90 days after the Termination Date, but only to the extent that such Option has vested as at the Termination Date;

(c)

any Option granted to an Optionee other than one conducting Investor Relations Activities will expire one year after the Termination Date, but only to the extent that such Option has vested as at the Termination Date; and

(d)

in the case of an Optionee being dismissed from employment or service for cause, such Optionee’s Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

Non-Assignable

3.13       Subject to §3.11, all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

Adjustment of the Number of Optioned Shares

3.14       The number of Common Shares subject to an Option will be subject to adjustment in the events and in the manner following

(a)

in the event of a subdivision of Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Common Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Common Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefore;

(b)

in the event of a consolidation of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Common Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Common Shares as result from the consolidation;

(c)

in the event of any change of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Common Shares so purchased had the right to purchase been exercised before such change;

(d)

in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Common Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Common Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this §3.13;

(e)	an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this section are cumulative;

(f)

the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Common Share that would, except for the provisions of this §3.13, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company; and

(g)

if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this §3.13, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia (or in the city of the Company’s principal executive office) that the Company may designate and who will be granted access to all appropriate records. Such determination will be binding upon the Company and all Optionees.

article 4 COMMITMENT AND EXERCISE PROCEDURES

Option Commitment

4.1          Upon grant of an Option hereunder, an authorized officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Exercise Price set out therein subject to the terms and conditions hereof, including any additional requirements contemplated with respect to the payment of required withholding taxes on behalf of Optionees.

Manner of Exercise

4.2          An Optionee who wishes to exercise his Option may do so by delivering

(a)	a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b)	a certified cheque, wire transfer or bank draft payable to the Company for the aggregate Exercise Price by the Optioned Shares being acquired, plus any required withholding tax amount subject to §4.3.

Tax Withholding and Procedures

4.3         Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law. Without limiting the generality of the foregoing, an Optionee who wishes to exercise an Option must, in addition to following the procedures set out elsewhere in this Plan, and as a condition of exercise:

(a)	deliver a certified cheque, wire transfer or bank draft payable to the Company for the amount determined by the Company to be the appropriate amount on account of such taxes or related amounts; or

(b)	otherwise ensure, in a manner acceptable to the Company (if at all) in its sole and unfettered discretion, that the amount will be securely funded;

and must in all other respects follow any related procedures and conditions imposed by the Company.

Delivery of Optioned Shares and Hold Periods

4.4          As soon as practicable after receipt of the notice of exercise described in §4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue to the Optionee the appropriate number of Optioned Shares.  An Exchange Hold Period will be applied from the date of grant for all Options granted to:

(a)	Insiders of the Company; or

(b)	where Options are granted to any Service Provider, including Insiders, where the Exercise Price is at a discount to the Market Price.

(c)

Pursuant to TSX Venture Policies, where the Exchange Hold Period is applicable, the certificate representing the Optioned Shares or written notice in the case of uncertificated shares will include a legend stipulating that the Optioned Shares issued are subject to a four-month Exchange Hold Period commencing the date of the Option Commitment.

article 5 GENERAL

Employment and Services

5.1         Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee’s office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Optionee is voluntary.

No Representation or Warranty

5.2          The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Common Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of each Participant and not the Company.

Interpretation

5.3          The Plan will be governed and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein without giving effect to the conflicts of laws principles thereof and without reference to the laws of any other jurisdiction.  The Company and each Optionee hereby attorn to the jurisdiction of the Courts of British Columbia.

Effective Date of Plan

5.4          The Plan will become effective from and after August 28, 2020.

Amendment of the Plan

5.5          The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan with respect to all Common Shares in respect of Options which have not yet been granted hereunder.  Any amendment to any provision of the Plan will be subject to any necessary Regulatory Approvals unless the effect of such amendment is intended to reduce (but not to increase) the benefits of this Plan to Service Providers.

__________

Schedule A

SHARE OPTION PLAN

OPTION COMMITMENT

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “U.S. SECURITIES ACT”), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE U.S. SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

[Include legends prescribed by Regulatory Authorities, if required.]

Notice is hereby given that, effective this ______________ day of _______________________ , ________ (the “Effective Date”), OCULUS VISIONTECH INC. (the “Company”) has granted to ___________________________________________ (the “Optionee”) an Option to acquire ______________ Common Shares (collectively, the “Optioned Shares”) up to 5:00 p.m. Vancouver Time (the “Expiry Time”) on the ________ day of ________________ , ________ (the “Expiry Date”) at an exercise price of CDN$ ____________ (US$___________) per Optioned Share, subject to section 3.11 of the Plan.

At the date of grant of the Option the Company is classified as [a Tier ____ Issuer under TSX Venture Policies] [an NEX Issuer].

To exercise this Option, the Optionee must deliver to the Board of Committee, as applicable, prior to the Expiry Time on the Expiry Date, an Exercise Notice, in the form attached as Appendix III to this Option Commitment, together with the original of this Option Commitment and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Optioned Shares in respect of which this Option is being exercised.  A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment, the text of which is as follows. [The Company may grant stock options without a hold period, provided the exercise price of the options is set at or above the market price of the Company’s shares rather than below.]:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [insert date that is 4 months and a day from the date of grant].”

If the Company determines that under the requirements of applicable taxation laws it is obliged to withhold for remittance to a taxing authority any amount as a condition of the issuance of any Optioned Shares pursuant to the Option, the Company may, prior to and as a condition of issuing the Optioned Shares, require the Optionee to pay to the Company such amount as the Company is obliged to remit to such taxing authority in respect of the issuance of the Optioned Shares.

This Option Commitment and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Option Commitment is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail. This Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

If the Optionee is not a “U.S. person” as defined by Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not acquiring the Options for the account or benefit of a U.S. person or a person in the United States, and is not executing or delivering this Option Commitment in the United States, then the Optionee must complete the Regulation S Investment Agreement attached hereto as Appendix I.

If the Optionee is a U.S. person as defined by Regulation S under the U.S. Securities Act, or is acquiring the Options for the account or benefit of a U.S. person or a person in the United States, or is executing or delivering this Option Commitment in the United States, then the Optionee must complete the Investment Agreement attached hereto as Appendix II.

The Company and the Optionee represent that the Optionee under the terms and conditions of the Plan is a bona fide Service Provider (as defined in the Plan), entitled to receive Options under TSX Venture Policies.

The Optionee also acknowledges and consents to the collection and use of Personal Information (as defined in the Policies of the TSX Venture Exchange) by both the Company and the TSX Venture (or the NEX, as the case may be) as more particularly set out in the Acknowledgement – Personal Information in use by the TSX Venture (or the NEX, as the case may be) on the date of this Plan.

OCULUS VISIONTECH INC.

by its authorized signatory:

_______________________________________

The Optionee acknowledges receipt of a copy of the Plan and represents to the Company that the Optionee is familiar with the terms and conditions of the Plan, and hereby accepts this Option subject to all of the terms and conditions of the Plan. The Optionee agrees to execute, deliver, file and otherwise assist the Company in filing any report, undertaking or document with respect to the awarding of the Option and exercise of the Option, as may be required by the Regulatory Authorities. The Optionee further acknowledges that if the Plan has not been approved by the shareholders of the Company on the Grant Date, this Option is not exercisable until such approval has been obtained.

Signature of Option Holder:

Signature

Date signed:

Print Name

Address

OPTION COMMITMENT – SCHEDULE

[Complete the following additional terms and any other special terms, if applicable, or remove the inapplicable terms or this schedule entirely.]

The additional terms and conditions attached to the Option represented by this Option Commitment are as follows:

The Options will not be exercisable unless and until they have vested and then only to the extent that they have vested.

The Options will vest in accordance with the following:

● Shares (●%) will vest and be exercisable on or after the Grant Date;

● additional Shares (●%) will vest and be exercisable on or after ● [date];

● additional Shares (●%) will vest and be exercisable on or after ● [date];

● additional Shares (●%) will vest and be exercisable on or after ● [date].

APPENDIX I

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “U.S. SECURITIES ACT”), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE U.S. SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION.  THE SECURITIES CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

INVESTMENT AGREEMENT
(Non-U.S. Optionee)

WHEREAS:

A.           The undersigned (the “Optionee”) of Oculus VisionTech Inc., a Wyoming corporation (the “Company”), has been awarded certain stock options (the “Options”) pursuant to the Company’s 2020 Stock Option Plan (the “Plan”); and

B.         The Company is requiring the Optionee to execute and deliver this Investment Agreement in favour of the Company in order to establish that the Options may be issued to the Optionee pursuant to and in reliance on Rule 903 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and applicable state securities laws.

THEREFORE:

1.

The Optionee represents and warrants, and covenants to the Company as follows, and acknowledges that the Company is relying upon such representations, warranties and covenants in connection with the distribution of the Options to the Optionee:

(a)

The Optionee has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to evaluate the merits and risks of an investment in the Options and any underlying shares of common stock (the “Option Shares”) issuable upon exercise thereof, and to otherwise protect its interests in connection with this transaction;

(b)	The Optionee:

(i)

is not a “U.S. person” as defined by Regulation S under the U.S. Securities Act (“Regulation S”), as set forth in Schedule A hereto, and is not acquiring the Options for the account or benefit of a U.S. person;

(ii)	was not in the United States at any of the following times:

A.	at the time the Optionee was offered the Options, and

B.	at time this Agreement was executed; and

(iii)	shall not to engage in hedging transactions with regard to any Option Shares unless in compliance with the U.S. Securities Act.

(iv)

The Optionee is acquiring the Options for the Optionee’s own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Options or any underlying Option Shares in violation of the United States securities laws.

2.	The Optionee acknowledges and agrees that:

(a)

The Options and the Option Shares have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and the grant of Options by the Company to the Optionee is being made in reliance on an exemption from such registration requirements;

(b)

The Options are, and any Option Shares will be, “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and, accordingly, the certificate representing the Options and any Option Shares will be imprinted with a restrictive legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C) OR (D), IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. THE SECURITIES CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.”

(c)

The Company is a reporting issuer under the Securities Act (British Columbia) and the Securities Act (Alberta), and, as such, the Company is required to make certain filings with the Securities Commissions of British Columbia and Alberta (the “Canadian Public Disclosure Record”) on the System for Electronic Document Analysis and Retrieval (commonly known as “SEDAR”), an electronic filing system maintained on behalf of the Canadian Securities Administrators (including the Securities Commissions of British Columbia and Alberta);

(d)

The Company’s common stock is registered under section 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as such, the Company is required to make certain filings with the United States Securities and Exchange Commission (the “SEC”) under section 13 of the Exchange Act and the rules and regulations promulgated thereunder (together with the Canadian Public Disclosure Record, the “Public Disclosure Record”), on the Electronic Data Gathering, Analysis and Retrieval System (commonly known as “EDGAR”), an electronic filing system maintained by the SEC;

(e)

The Optionee has had access to such information concerning the Company and the Plan as the Optionee has considered necessary or appropriate in connection with the Optionee’s investment decision to accept the Options, including without limitation, the Company’s Public Disclosure Record;

(f)

If the Optionee decides to offer, sell or otherwise transfer any of the Options or any of the underlying Option Shares, the Optionee will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the sale is to the Company,

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations,

(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws,

(iv)	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, or

(v)	the sale is made pursuant to an effective registration statement filed by the Company under the U.S. Securities Act; and

and, in the case of 2(f)(ii), (iii) or (iv), it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

(g)

The Optionee understands and acknowledges that any Option Shares that are resold by the Optionee outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S shall be subject to Rule 905 of Regulation S which provides in substance that such Option Shares will continue to be deemed to be restricted securities notwithstanding that they were acquired by the purchaser in a resale transaction made pursuant to Rule 904 of Regulation S.

(h)

The Options may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Option Shares are registered under the U.S. Securities Act and the applicable state securities laws, or (ii) an exemption from such registration requirements is available;

(i)

The Optionee consents to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(j)

The Optionee understands and acknowledges that the Company has no obligation or present intention of filing with the SEC or with any state securities administrator any registration statement to facilitate the resale of the Option Shares in the United States, or to take any other action to facilitate the resale of any of the Option Shares; and

(k)

There may be material tax consequences to the Optionee of an acquisition or disposition of the Options and any Option Shares, and the Company gives no opinion and makes no representation with respect to the tax consequences to the Optionee under United States federal, state, local or foreign tax law of the Optionee’s acquisition or disposition of such securities.

3.

The Optionee acknowledges and consents to the fact that the Company is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom the Investor is acting, for the purpose of completing this Agreement.  The Optionee acknowledges and consents to the Company retaining such personal information for as long as permitted or required by law or business practices.  The Optionee further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide regulatory authorities with any personal information provided by the Investor in this Agreement.  In addition to the foregoing, the Investor agrees and acknowledges that the Company may use and disclose the Investor’s personal information as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Investor or any beneficial purchaser for whom the Investor is acting;

(b)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency and the United States Internal Revenue Service;

(c)	disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(d)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Investor’s prior written consent;

(g)	disclosure to a court determining the rights of the parties under this Agreement or the Subscription Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.

4.	This Investment Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

5.

Delivery of an executed copy of this Investment Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Investment Agreement as of the date set forth below.

[signature page to Regulation S Investment Agreement follows]

This Investment Agreement is executed by the Optionee this ______ day of _______________, 20___.

Number of Options:________________

(Name of Optionee - please print)

By:
        (Authorized Signature)

(Official Capacity or Title - please print)

(Please print name of individual whose signature appears above if different than the name of the Optionee printed above.)

(Optionee’s Address)

(Telephone Number)                                  (E-Mail Address)

Register the Options as set forth below: (Name) (Account reference, if applicable) (Address)	Deliver the Options as set forth below: (Name) (Account reference, if applicable) (Contact Name) (Address) (Telephone Number) (E-Mail Address)

SCHEDULE A TO APPENDIX I

DEFINITION OF U.S. PERSON

A “U.S. person” is defined by Regulation S of the U.S. Securities Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i)	organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Investors [as defined in Section 230.501(a) of the U.S. Securities Act] who are not natural persons, estates or trusts.

“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

APPENDIX II

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “U.S. SECURITIES ACT”), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE U.S. SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

INVESTMENT AGREEMENT
(U.S. Optionee)

WHEREAS:

A.            The  undersigned (the “Optionee”) of Oculus VisionTech Inc., a Wyoming corporation (the “Company”), has been awarded certain stock options (the “Options”) pursuant to the Company’s 2020 Stock Option Plan (the “Plan”); and

B.            The Company is requiring the Optionee to execute and deliver this Investment Agreement in favour of the Company in order to establish that the Options may be issued to the Optionee pursuant to and in reliance on Rule 506(b) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and applicable state securities laws.

THEREFORE:

1.

The Optionee represents and warrants, and covenants to the Company as follows, and acknowledges that the Company is relying upon such representations, warranties and covenants in connection with the distribution of the Options to the Optionee:

(a)

The Optionee has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to evaluate the merits and risks of an investment in the Options and any underlying shares of common stock (the “Option Shares”) issuable upon exercise thereof, and to otherwise protect its interests in connection with this transaction;

(b)

The Optionee is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act is an Accredited Investor by virtue of meeting one or more of the following criteria (please hand-write your initials on the appropriate line(s)):

Category 1.	A director, executive officer or general partner of the Company (including an IRA (Individual Retirement Account) owned by such person); or

Category 2.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000 (note: for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

Category 3.

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 4.	A revocable trust which may be revoked or amended by its settlors (creators), each of whom is an accredited investor under category 1, 2, or 3 above; or

Category 5.

An entity in which each of the equity owners meets the requirements of one of the above categories.

If you checked Category 5, please indicate the name and category of accredited investor (by reference to the applicable number in this section 1(b) of each equity owner:

Name of Equity Owner	Category of Accredited Investor

(c)

The Optionee is acquiring the Options for the Optionee’s own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Options or any underlying Option Shares in violation of the United States securities laws.

2.	The Optionee acknowledges and agrees that:

(a)

The Options and the Option Shares have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and the grant of Options by the Company to the Optionee is being made in reliance on an exemption from such registration requirements;

(b)

The Options are, and any Option Shares will be, “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and, accordingly, the certificate representing the Options and any Option Shares will be imprinted with a restrictive legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C) OR (D), IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. “

(c)

The Company is a reporting issuer under the Securities Act (British Columbia) and the Securities Act (Alberta), and, as such, the Company is required to make certain filings with the Securities Commissions of British Columbia and Alberta (the “Canadian Public Disclosure Record”) on the System for Electronic Document Analysis and Retrieval (commonly known as “SEDAR”), an electronic filing system maintained on behalf of the Canadian Securities Administrators (including the Securities Commissions of British Columbia and Alberta);

(d)

The Company’s common stock is registered under section 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as such, the Company is required to make certain filings with the United States Securities and Exchange Commission (the “SEC”) under section 13 of the Exchange Act and the rules and regulations promulgated thereunder (together with the Canadian Public Disclosure Record, the “Public Disclosure Record”), on the Electronic Data Gathering, Analysis and Retrieval System (commonly known as “EDGAR”), an electronic filing system maintained by the SEC;

(e)

The Optionee has had access to such information concerning the Company and the Plan as the Optionee has considered necessary or appropriate in connection with the Optionee’s investment decision to accept the Options, including without limitation, the Company’s Public Disclosure Record;

(f)	If the Optionee decides to offer, sell or otherwise transfer any of the Option Shares, the Optionee will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the sale is to the Company,

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and in compliance with applicable local laws and regulations,

(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws,

(iv)	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, or

(v)	the sale is made pursuant to an effective registration statement filed by the Company under the U.S. Securities Act; and

and, in the case of 2(f)(ii), (iii) or (iv), it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

(g)

The Optionee understands and acknowledges that any Option Shares that are resold by the Optionee outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S shall be subject to Rule 905 of Regulation S which provides in substance that such Option Shares will continue to be deemed to be restricted securities notwithstanding that they were acquired by the purchaser in a resale transaction made pursuant to Rule 904 of Regulation S.

(h)

The Options may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Option Shares are registered under the U.S. Securities Act and the applicable state securities laws, or (ii) an exemption from such registration requirements is available;

(i)

The Optionee consents to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(j)

The Optionee understands and acknowledges that the Company has no obligation or present intention of filing with the SEC or with any state securities administrator any registration statement to facilitate the resale of the Option Shares in the United States, or to take any other action to facilitate the resale of any of the Option Shares; and

(k)

There may be material tax consequences to the Optionee of an acquisition or disposition of the Options and any Option Shares, and the Company gives no opinion and makes no representation with respect to the tax consequences to the Optionee under United States federal, state, local or foreign tax law of the Optionee’s acquisition or disposition of such securities.

3.

The Optionee acknowledges and consents to the fact that the Company is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom the Investor is acting, for the purpose of completing this Agreement.  The Optionee acknowledges and consents to the Company retaining such personal information for as long as permitted or required by law or business practices.  The Optionee further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide regulatory authorities with any personal information provided by the Investor in this Agreement.  In addition to the foregoing, the Investor agrees and acknowledges that the Company may use and disclose the Investor’s personal information as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Investor or any beneficial purchaser for whom the Investor is acting;

(b)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency and the United States Internal Revenue Service;

(c)	disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(d)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Investor’s prior written consent;

(g)	disclosure to a court determining the rights of the parties under this Agreement or the Subscription Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.

4.	This Investment Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

5.

Delivery of an executed copy of this Investment Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Investment Agreement as of the date set forth below.

[signature page to Investment Agreement follows]

This Investment Agreement is executed by the Optionee this ______ day of _______________, 20___.

(Name of Optionee - please print)	Number of Options:______________

By: (Authorized Signature)

(Official Capacity or Title - please print)

(Please print name of individual whose signature appears above if different than the name of the Optionee printed above.)

(Optionee’s Address)

(Telephone Number) (E-Mail Address)

Register the Options as set forth below:	Deliver the Options as set forth below:

(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

(Address)	(Contact Name)

(Address)

(Telephone Number) (E-Mail Address)

APPENDIX III

OCULUS VISIONTECH INC.

STOCK OPTION PLAN

EXERCISE NOTICE

TO:	OCULUS VISIONTECH INC. (the “Company”) #507 – 837 West Hastings Street Vancouver, British Columbia, Canada V6C 3N6

                (or such other address as the Company may advise)

1.

The undersigned (the “Optionee”), being the holder of options to purchase ________________ common shares of the Company at the exercise price of Cdn.$______ per share (the “Exercise Price”), hereby irrevocably gives notice, pursuant to the Company’s 2020 Stock Option Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for ____________ of such common shares of the Company (the “Shares”).

2.

The Optionee tenders herewith a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the aforesaid common shares exercised and directs the Company to issue a share certificate evidencing said Shares in the name of the Optionee to be mailed to the Optionee at the following address:

___________________________________

___________________________________

___________________________________

___________________________________

3.

By executing this Exercise Notice, the Optionee hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Commitment.

4.	The Optionee is resident in _______________________ [name of state/province].

5.	The Optionee represents, warrants and certifies as follows (please check all of the categories that apply):

(a)

☐ the undersigned holder at the time of exercise of the Option is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising the Option on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States;

(b)

☐ the undersigned holder is resident in the United States or is a U.S. person who is a resident of the jurisdiction referred to in the address appearing above, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Exercise Notice; or

(c)

☐ if the undersigned holder is resident in the United States or is a U.S. person, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon exercise of the Option, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available;

6.	“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Note:  Certificates representing Shares will not be registered or delivered to an address in the United States unless Box 5(b) or 5(c) above is checked.

7.

The undersigned Optionee represents and warrants that the aggregate Exercise Price which will be advanced by the Optionee to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”), and the Optionee acknowledges that the Company may in the future be required by law to disclose the Optionee’s name and other information relating to this exercise form and the undersigned’s subsription hereunder, on a confidential basis, pursuant to the PCMLA and/or the USA PATRIOT Act.  To the best of its knowledge:  (i) none of the Exercise Price to be provided by the Optionee (A) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to or by the undersigned; and (ii) it shall promptly notify the Company if the Optionee discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith;

8.	If the undersigned Optionee has marked Box 5(a) above, the undersigned Optionee hereby represents, warrants, acknowledges and agrees as follows:

(a)

The Optionee is acquiring the Shares for the Optionee’s own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

(b)

The Shares have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and the issuance of the Shares by the Company to the Optionee is being made in reliance on an exemption from such registration requirements;

(c)

The Shares will be, “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and, accordingly, the certificate representing the Shares will be imprinted with a restrictive legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C) OR (D), IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. THE SECURITIES CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.”

(d)

The Company is a reporting issuer under the Securities Act (British Columbia) and the Securities Act (Alberta), and, as such, the Company is required to make certain filings with the Securities Commissions of British Columbia and Alberta (the “Canadian Public Disclosure Record”) on the System for Electronic Document Analysis and Retrieval (commonly known as “SEDAR”), an electronic filing system maintained on behalf of the Canadian Securities Administrators (including the Securities Commissions of British Columbia and Alberta);

(e)

The Company’s common stock is registered under section 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as such, the Company is required to make certain filings with the United States Securities and Exchange Commission (the “SEC”) under section 13 of the Exchange Act and the rules and regulations promulgated thereunder (together with the Canadian Public Disclosure Record, the “Public Disclosure Record”), on the Electronic Data Gathering, Analysis and Retrieval System (commonly known as “EDGAR”), an electronic filing system maintained by the SEC;

(f)

The Optionee has had access to such information concerning the Company and the Plan as the Optionee has considered necessary or appropriate in connection with the Optionee’s investment decision to acquire the Shares, including without limitation, the Company’s Public Disclosure Record;

(g)	If the Optionee decides to offer, sell or otherwise transfer any of the Shares, the Optionee will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(i)	the sale is to the Company,

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations,

(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws,

(iv)	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, or

(v)	the sale is made pursuant to an effective registration statement filed by the Company under the U.S. Securities Act; and

and, in the case of 8(g)(ii), (iii) or (iv), it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(h)

The Optionee understands and acknowledges that any Shares that are resold by the Optionee outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S shall be subject to Rule 905 of Regulation S which provides in substance that such Shares will continue to be deemed to be restricted securities notwithstanding that they were acquired by the purchaser in a resale transaction made pursuant to Rule 904 of Regulation S;

(i)

The Optionee consents to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(j)

The Optionee understands and acknowledges that the Company has no obligation or present intention of filing with the SEC or with any state securities administrator any registration statement to facilitate the resale of the Shares in the United States, or to take any other action to facilitate the resale of any of the Shares; and

(k)

There may be material tax consequences to the Optionee of an acquisition or disposition of the Shares, and the Company gives no opinion and makes no representation with respect to the tax consequences to the Optionee under United States federal, state, local or foreign tax law of the Optionee’s acquisition or disposition of such securities;

9.	If the undersigned Optionee has marked Box 5(b) or 5(c) above, the undersigned represents, warrants, acknowledges and agrees as follows:

(a)

The Optionee has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to evaluate the merits and risks of an investment in the Shares issuable upon exercise of the Option, and to otherwise protect its interests in connection with this transaction;

(b)

The Optionee is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act is an Accredited Investor by virtue of meeting one or more of the following criteria (please hand-write your initials on the appropriate line(s)):

Category 1.	A director, executive officer or general partner of the Company (including an IRA (Individual Retirement Account) owned by such person); or

Category 2.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000 (note: for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

Category 3.

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 4.	A revocable trust which may be revoked or amended by its settlors (creators), each of whom is an accredited investor under category 1, 2 or 3 above; or

Category 5.

An entity in which each of the equity owners meets the requirements of one of the above categories.

If you checked Category 5, please indicate the name and category of accredited investor (by reference to the applicable number in this section 1(b) of each equity owner:

	Name of Equity Owner	Category of Accredited Investor

(c)

The Optionee is acquiring the Shares for the Optionee’s own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

(d)

The Shares have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and the issuance of the Shares to the Optionee pursuant to the exercise of the Options is being made in reliance on an exemption from such registration requirements;

(e)

The Shares will be, “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and, accordingly, the certificate representing the Shares will be imprinted with a restrictive legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C) OR (D), IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT.”;

(f)

The Company is a reporting issuer under the Securities Act (British Columbia) and the Securities Act (Alberta), and, as such, the Company is required to make certain filings with the Securities Commissions of British Columbia and Alberta (the “Canadian Public Disclosure Record”) on the System for Electronic Document Analysis and Retrieval (commonly known as “SEDAR”), an electronic filing system maintained on behalf of the Canadian Securities Administrators (including the Securities Commissions of British Columbia and Alberta);

(g)

The Company’s common stock is registered under section 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as such, the Company is required to make certain filings with the United States Securities and Exchange Commission (the “SEC”) under section 13 of the Exchange Act and the rules and regulations promulgated thereunder (together with the Canadian Public Disclosure Record, the “Public Disclosure Record”), on the Electronic Data Gathering, Analysis and Retrieval System (commonly known as “EDGAR”), an electronic filing system maintained by the SEC;

(h)

The Optionee has had access to such information concerning the Company and the Plan as the Optionee has considered necessary or appropriate in connection with the Optionee’s investment decision to acquire the Shares, including without limitation, the Company’s Public Disclosure Record;

(i)	If the Optionee decides to offer, sell or otherwise transfer any of the Shares, the Optionee will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(ii)	the sale is to the Company,

(iii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and in compliance with applicable local laws and regulations,

(iv)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws,

(v)	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, or

(vi)	the sale is made pursuant to an effective registration statement filed by the Company under the U.S. Securities Act; and

and, in the case of 9(i)(ii), (iii) or (iv), it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(i)

The Optionee understands and acknowledges that any Shares that are resold by the Optionee outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S shall be subject to Rule 905 of Regulation S which provides in substance that such Shares will continue to be deemed to be restricted securities notwithstanding that they were acquired by the purchaser in a resale transaction made pursuant to Rule 904 of Regulation S;

(j)

The Options may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable state securities laws, or (ii) an exemption from such registration requirements is available;

(k)

The Optionee consents to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(l)

The Optionee understands and acknowledges that the Company has no obligation or present intention of filing with the SEC or with any state securities administrator any registration statement to facilitate the resale of the Shares in the United States, or to take any other action to facilitate the resale of any of the Shares; and

(m)

There may be material tax consequences to the Optionee of an acquisition or disposition of the Shares, and the Company gives no opinion and makes no representation with respect to the tax consequences to the Optionee under United States federal, state, local or foreign tax law of the Optionee’s acquisition or disposition of such securities.

DATED the ________ day of ____________________, __________.

X
Signature

Name of Optionee (please print)

Name of authorized signatory if Optionee is not an

individual (please print)

Official capacity of authorized signatory if Optionee is

not an individual (please print)

PROXY

Type of Meeting:    ANNUAL MEETING OF STOCKHOLDERS

Name of Corporation:   OCULUS VISIONTECH INC. (the “Company”)

Meeting Date:                November 16, 2020
Meeting Time:                9:00 a.m. (Pacific Time)
Meeting Location:         Suite 507, 837 West Hastings Street, Vancouver, British Columbia, Canada

The undersigned stockholder of the Company hereby appoints Mr. Anton J. Drescher, CFO and Director of the Company, or failing him, Mr. Rowland Perkins, Director of the Company, or failing him, ____________________________, as proxyholder for and on behalf of the stockholder with full power of substitution, to represent and vote as designated below, all shares of common stock of Oculus VisionTech Inc. held of record by the undersigned on September 22, 2020, at the Annual Meeting of Stockholders (the “Meeting”) to be held at Suite 507, 837 West Hastings Street, Vancouver, British Columbia, Canada on Monday, November 16, 2020 at 9:00 am (Pacific Time) or any adjournment or postponement thereof.

The Board of Directors recommends a vote “For” the Election of Directors and “For” Proposals 2, 3, 4 and 5 and a vote of “2 Years” on Proposal 6.	Please indicate your proposal selection by placing an “X” in the appropriate space with blue or black ink only.

	PROPOSALS			For	Withhold
Please sign here:	1.	Elect the following as directors:
		a. Anton J. Drescher		☐	☐
Please print name:		b. Maurice Loverso		☐	☐
		c. Rowland Perkins		☐	☐
Date:		d. Tom Perovic		☐	☐
		e. Ron Wages		☐	☐
		f. Fabrice Helliker		☐	☐
This proxy form is not valid unless it is signed and dated.  If someone other than the stockholder of the Company signs this proxy form on behalf of the named stockeholder of the Company, documentation acceptable to the Chairman of the Meeting must be deposited with this proxy form, authorizing the signing person to do such.

To be represented at the Meeting, this proxy form must be delivered by either:

(i) mail or by hand to: Computershare Trust Company, 8th Floor, 100 University Avenue, Toronto, Ontario  M5J 2Y1;

(ii) fax to:  1-866-249-7775;

and must be received by Computershare no later than 9:00 a.m. (Pacific Time) on November 12, 2020; or

(iii) via the internet at www.investorvote.com; or

(iv) by touch-tone telephone: 1-800-652-8683.

Proxies submitted via the internet or by telephone must be received by Computershare no later than 11:59 pm EST on November 12, 2020.

	2.	To ratify the appointment of KWCO PC, Chartered Professional Accountants, as the Company’s Independent Registered Public Accounting Firm.		For ☐	Against ☐	Abstain ☐
	3.	To ratify and approve adoption of the Company’s 2020 Stock Option Plan, being a maximum 10% rolling plan, as more particularly described in the Schedule 14A - Proxy Statement related to the Meeting.		For ☐	Against ☐	Abstain ☐
	4.	To approve, the amendment to the Company’s Articles of Incorporation to change the name of the Company to “Oculus Inc.” or such other name as the Board of Directors shall determine.		For ☐	Against ☐	Abstain ☐
	5.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as more particularly described in the Schedule 14A - Proxy Statement.		For ☐	Against ☐	Abstain ☐
See note 1 on the back of this form with respect to internet voting.	6.	The Board of Directors recommends you vote “2 Years” on the following proposal: To approve, on a non-binding advisory basis, the frequency of executive compensation votes. Every:	☐ 1 Year	☐ 2 Years	☐ 3 Years	Abstain ☐
For full details of each Proposal, please see the Notice and Schedule 14A - Proxy Statement available at:

http://www.ovtz/investors/annual-general-meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available for viewing at http://www.ovtz.com/investors/annual-general-meeting.

This Proxy is solicited by the Management of the Company.

1.

To vote by internet, use the internet to transmit your voting instructions and for electronic delivery of information. Have this form of proxy available when you access the website at www.investorvote.com. You will be prompted to enter your Control Number, which is located on the Notice Regarding the Availability of Proxy Materials mailed to you. You may also appoint a person other than the persons designated on this form of proxy by following the instructions provided on the website.

2.	a.

If you, as the stockholder, wish to attend the meeting to vote on the resolutions in person, please register your attendance with the Company’s scrutineers at the meeting. Due to COVID-19 pandemic, the Company recommends that stockholders do not attend the Meeting in person. Instead, the Company recommends that stockholders review the Meeting Proxy Materials and submit their votes by Proxy well ahead of the Meeting.

b.

If a stockholder has securities held by a financial institution and the stockholder wishes to attend the meeting to vote on the proposals in person, please cross off the management appointee name or names, insert the stockholder’s name in the blank space provided, do not indicate a voting choice by any proposal, sign and date the proxy form and return the proxy form. At the meeting a vote will be taken on each of the proposals as set out on this proxy form and the stockholder’s vote will be counted at that time. Due to COVID-19 pandemic, the Company recommends that stockholders do not attend the Meeting in person. Instead, the Company recommends that stockholders review the Meeting Proxy Materials and submit their votes by Proxy well ahead of the Meeting.

3.

If the stockholder will not attend the Meeting but wishes to vote on the proposals and to appoint one of the management appointees named, please leave the wording “appointing a nominee” as shown, sign and date the proxy form and return the proxy form.  Where no choice is specified by the stockholder on a proposal shown on the proxy form, this proxy form confers discretionary authority upon the stockholder’s appointed proxyholder.  This proxy form does not confer authority to vote for the election of any person as a Director of the Company other than those persons named in the accompanying Schedule 14A – Proxy Statement.

4.

If the stockholder will not attend the Meeting but wishes to vote on the proposals and to appoint one of the management appointees named, please leave the wording “appointing a nominee” as shown, sign and date the proxy form and return the proxy form.  Where no choice is specified by a stockholder on a proposal shown on the proxy form, a nominee of management acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

5.

The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot of a proposal that may be called for and, if the stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  With respect to any amendments or variations in any of the proposals shown on the proxy form, or in matters which may properly come before the Meeting, the securities will be voted by the nominee appointed and as the nominee, in its sole discretion, sees fit.

6.

If a non-registered stockholder returns the proxy form but subsequently decides to attend the Meeting to vote in person, the stockholder must revoke the first proxy form by sending a properly completed new proxy form in accordance with the foregoing instructions, with the management appointee named crossed off and the stockholder’s name inserted in the blank.